UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 6, 2014

 GOLD UNION INC.
(Exact name of registrant as specified in its charter)

 Delaware
(State or other jurisdiction
of incorporation

 000-54761
(Commission
File Number)

 42-1772663
(IRS Employer
Identification No.)

 Shop 35A, Ground Floor, Hop Yick Commercial Centre Phase 1, 33 Hop Choi Street
Yuen Long, NT, Hong Kong
(Address of principal executive offices)

 N/A
(Zip Code)

Registrant's telephone number, including area code +86 18676364411

 Advanced Ventures Corp.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]     Written communications pursuant to Rule 425 under the Securities Act

         (17 CFR 230.425)

[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act

         (17 CFR 240.14a-12)

[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

         (17 CFR 240.14d-2(b))

[ ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

         (17 CRF 240.13e-4(c))

Item 5.03     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year End

Effective January 6, 2014, Advanced Ventures Corp. (the "Company") effected a name change to Gold Union Inc.

This name change was effective under Delaware General Corporation Law as of January 6, 2014, pursuant to a Certificate of Amendment of Certificate of Incorporation that was filed with the State of Delaware, Division of Corporations office on January 6, 2014.  A copy of the Certificate of Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K.

Item 8.01     Other Events

The name change became effective with FINRA's Over-the-Counter Bulletin Board at the opening for trading on January 7, 2014 under the new stock symbol "GOLU".  The Company's new CUSIP number is 38074X108.

Item 9.01      Financial Statements and Exhibits

(a)     Financial Statements of Business Acquired

Not applicable.

(b)     Pro forma Financial Information

Not applicable.

(c     Shell Company Transaction

Not applicable.

(d)     Exhibits

Exhibit

Description

3.1

Certificate of Amendment of Certificate of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 10, 2014

GOLD UNION INC.

By:

/s/ Vincent Kim

Name:

Vincent Kim

Title:

Director